Restructuring Charges	9 Months Ended
Sep. 30, 2023
Restructuring and Related Activities [Abstract]
Restructuring Charges
14. Restructuring Charges
Severance and Stock Compensation
On April 12, 2023, based on the review of the inconclusive interim results from the Company’s Phase 1/2 clinical trial of pegtarviliase for the treatment of classical homocystinuria and other business considerations, the Company announced that it had initiated a process to explore strategic alternatives to maximize stockholder value and engaged an independent exclusive financial advisor to support this process.
As a result, the Company implemented a restructuring plan resulting in an approximate 83% reduction of the Company’s existing headcount by June 30, 2023. The Company recognized restructuring expenses consisting of cash severance payments and other employee-related costs of nil and $6.4 million during the three and nine months ended September 30, 2023, respectively. Cash payments for employee related restructuring charges of $4.5 million were paid as of September 30, 2023. In addition, the Company recognized $1.0 million in non-cash
stock-based compensation expense related to the accelerated vesting of stock-based awards for certain employees. The Company recorded these restructuring charges based on each employee’s role to the respective research and development and general and administrative operating expense categories on its condensed consolidated statements of operations and comprehensive loss.
The following table summarizes the changes in the Company’s accrued restructuring balance (in thousands):

	Beginning Balance December 31, 2022	Charges	Payments	Ending Balance September 30, 2023
Severance liability	$—	$6,448	$(4,527)	$1,921
Sale of Assets
During the second quarter of 2023, the Company sold various lab equipment, consumables, and furniture and fixtures for total consideration of $0.5 million. After recording the disposal of all property and equipment net of proceeds, the Company recorded a $0.7 million and $0.2 million loss on disposal of long lived assets which is included in Research and development and General and administrative expenses, respectively.
Lease
Right-of-use
Asset and Leasehold Improvement Impairment
Effective June 30, 2023, the Company abandoned its leased office space in Austin, Texas. As a result, the Company recognized an impairment loss of $0.9 million related to the operating lease right-of-use
asset and $1.7 million related to leasehold improvements. On August 7, 2023, the Company terminated its building lease in Austin, Texas. The negotiated termination agreement obligated the Company to pay the lessor a $2.0 million termination fee in exchange for releasing the Company of all further obligations under the lease.

All charges related to the restructuring activities were recognized during the second quarter of 2023. No further restructuring charges will be incurred under the restructuring plan. A summary of the charges related to the restructuring activities is as follows (in thousands):

	Severance Related Expenses	Stock Compensation Expenses	Loss on Disposal of Long Lived Assets	Lease Asset Impairment	Total Restructuring Costs
Research and development	$3,182	$123	$749	$1,405	$5,459
General and administrative	3,266	870	182	1,175	5,493

Total	$6,448	$993	$931	$2,580	$10,952